JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2017 to June 30, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Trade Date 1/12/2017
Issuer MEG Energy Corp (MEGCN 6.50% January 15, 2025 144A)
Cusip/ISIN/Sedol 552704AD0
Bonds 116,000
Offering Price $100.00
Spread 1.00%
Cost $116,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.23%
synd_list BARC, BMO CAP, RBC CAP, CIBC, CS, HSBC, JPM, MUFG SEC, TD SEC
Trade Date 1/12/2017
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
Cusip/ISIN/Sedol 63934EAM0
Bonds 135,000
Offering Price $100.00
Spread 1.50%
Cost $135,000.00
Dealer Executing Trade BofA Merrill Lynch
% of Offering 8.71%
synd_list ML, CITI, GS, JPM
Trade Date 1/12/2017
Issuer Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 5.75% January 15, 2027 144a)
Cusip/ISIN/Sedol 989194AP0
Bonds 3/19/2190
Offering Price $100.00
Spread 1.00%
Cost $106,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.02%
synd_list BARCS,CITI,GS,JPM,MS,RBCCM,SUN
Trade Date 1/17/2017
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A)
Cusip/ISIN/Sedol 1248EPBT9
Bonds 15500000.00%
Offering Price $100.00
Spread 0.88%
Cost $155,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.75%
synd_list BAML, CITI, CS, DB, GS, UBS, WELLS, CREDIT AG, JPM, LEBENTHAL, LIONTREE, MISCHLER FIN, MIZUHO, MS, MUFG SEC, RBC CAP, SAM RAMIREZ, SCOTIA CAP,  SMBC NIKKO, SUNTRUST, TD SEC, US BANC, WILLIAMS CAP
Trade Date 1/20/2017
Issuer Park Aerospace Holdings (AVOL 5.25% August 15, 2022 144A)
Cusip/ISIN/Sedol 70014LAA8
Bonds $93,000.00
Offering Price $100.00
Spread 1.13%
Cost $93,000
Dealer Executing Trade UBS Securities LLC
% of Offering 1.00%
synd_list BARCS,BNPP,CACIB,JPM,MS,SUN,UBS
Trade Date 1/23/2017
Issuer United Continental Holdings (UAL 5.00% February 1, 2024)
Cusip/ISIN/Sedol 910047AH2
Bonds 14500000.00%
Offering Price $100.00
Spread 0.75%
Cost $145,000
Dealer Executing Trade Citigroup Global Markets, Inc.
% of Offering 8.25%
synd_list BAML,BARCS,DB,JPM
Trade Date 2/2/2017
Issuer American Greetings Corp (AM 7.875% February 15, 2025 144A)
Cusip/ISIN/Sedol 026375AQ8
Bonds 46,000
Offering Price $99.27
Spread 1.50%
Cost $45,665
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.90%
synd_list BAML,BBVA,CITFIN,JPM,KEYBCM,PNCFIN,WFC
Trade Date 02/06/17
Issuer IHS Markit Ltd (INFO 4.75% February 15, 2025 144A)
Cusip/ISIN/Sedol 44962LAB3
Bonds $92,000
Offering Price $100.00
Spread 1.25%
Cost $92,000.00
Dealer Executing Trade BofA Merrill Lynch
% of Offering 4.04%
synd_list BAML,HSBCL,JPM,RBCCM,WFC
Trade Date 02/06/17
Issuer Post Holdings Inc. (POST 5.50% March 1, 2025 144A)
Cusip/ISIN/Sedol 737446AL8
Bonds 11800000.00%
Offering Price $100
Spread 1.00%
Cost $118,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.46%
synd_list BAML, BARC, CS, GOLDMAN, NOMURA, RABOBANK, BMO CAP, DB, JPM, MS, SUNTRUST, UBS, WELLS
Trade Date 02/06/17
Issuer Post Holdings Inc. (POST 5.75% March 1, 2027 144A)
Cusip/ISIN/Sedol 737446AM6
Bonds $107,000.00
Offering Price $100.00
Spread 1.00%
Cost $107,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.35%
synd_list BAML, BARC, CS, GOLDMAN, NOMURA, RABOBANK, BMO CAP, DB, JPM, MS, SUNTRUST, UBS, WELLS
Trade Date 2/7/2017
Issuer Symantec Corporation (SYMC 5.00% April 15, 2025 144A)
Cusip/ISIN/Sedol 871503AU2
Bonds 166,000
Offering Price $100.00
Spread 1.25%
Cost $166,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.90%
synd_list BAML,BARCS,CITI,JPM,MIZUHO,MUFG,RBCCM,SMFGRP,TDSECS,WFC
Trade Date 2/8/2017
Issuer Peabody Securities Finance Corportion (BTU 6.00% March 31, 2022 144A)
Cusip/ISIN/Sedol 70457LAA2
Bonds 42,000
Offering Price $100.00
Spread 1.50%
Cost $42,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.72%
synd_list CS,GS,JPM,MQB
Trade Date 2/8/2017
Issuer Peabody Securities Finance Corportion (BTU 6.375% March 31, 2025 144A)
Cusip/ISIN/Sedol 70457LAB0
Bonds 48,000
Offering Price $100.00
Spread 1.50%
Cost $48,000.00
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.52%
synd_list CS,GS,JPM,MQB
Trade Date 2/9/2017
Issuer Harland Clarke Holdings (HARCLA 8.375% August 15, 2022 144A)
Cusip/ISIN/Sedol 412690AF6
Bonds 5/21/2094
Offering Price $100.00
Spread 1.50%
Cost $71,000
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering 3.27%
synd_list BAML,CITI,CS,DB,JEFLLC,JPM,MQB,WFC
Trade Date 2/13/2017
Issuer AmeriGas Partners LP and AmeriGas Finance Corp (APU 5.75% May 20, 2027)
Cusip/ISIN/Sedol 030981AL8
Bonds 8800000.00%
Offering Price $100.00
Spread 1.25%
Cost $88,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.87%
synd_list BAML,BB&T,BNYM,CITI,JPM,SANT,TDSECS,WFC
Trade Date 2/15/2017
Issuer AECOM (ACM 5.125% March 15, 2027 144A)
Cusip/ISIN/Sedol 00774CAA5
Bonds $435,000.00
Offering Price $100.00
Spread 1.13%
Cost $435,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 6.92%
synd_list BAML,JPM
Trade Date 2/21/2017
Issuer United Rentals North America Inc. (URI 5.875% September 15, 2026)
Cusip/ISIN/Sedol 911365AZ7
Bonds 4000000.00%
Offering Price $104.63
Spread 1.25%
Cost $41,850
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.15%
synd_list BAML, BARC, CITI, DB, JPM, MS, MUFG SEC, SCOTIA CAP, WELLS, BMO CAP, PNC, SUNTRUST,
Trade Date 2/21/2017
Issuer United Rentals North America Inc. (URI 5.50% May 15, 2027)
Cusip/ISIN/Sedol 911365BF0
Bonds 40,000
Offering Price $101.38
Spread 1.25%
Cost $40,550
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.15%
synd_list BAML,BARCS,CITI,DB,JPM,MS,MUFG,SCOTIA,WFC
Trade Date 01/12/17
Issuer Tenn Merger Sub Inc. (TMH 6.375% February 1, 2025 144A)
Cusip/ISIN/Sedol 88047PAA2
Bonds $244,000
Offering Price $100.00
Spread 2.36%
Cost $244,000.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering 4.98%
synd_list BAML,BARCS,JPM,MS,RBCCM
Trade Date 01/20/17
Issuer Park Aerospace Holdings (AVOL 5.50% February 15, 2022 144A)
Cusip/ISIN/Sedol 70014LAB6
Bonds 9600000.00%
Offering Price $100
Spread 1.13%
Cost $96,000
Dealer Executing Trade UBS Securities LLC
% of Offering 1.35%
synd_list BARCS,BNPP,CACIB,JPM,MS,SUN,UBS
Trade Date 03/02/17
Issuer Commscope Technologies LLC (COMM 5.00% March 15, 2027 144A)
Cusip/ISIN/Sedol 20338HAB9
Bonds $105,000.00
Offering Price $100.00
Spread 0.75%
Cost $105,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.85%
synd_list BAML,JPM,WFC
Trade Date 3/2/2017
Issuer Covanta Holding Corporation (CVA 5.875% July 1, 2025)
Cusip/ISIN/Sedol 22282EAG7
Bonds 26,000
Offering Price $100.00
Spread 1.50%
Cost $26,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.06%
synd_list BAML,BB&T,BBVA,CACIB,CITFIN,JPM,MUFG,SMFGRP,TDSECS
Trade Date 3/2/2017
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 87,000
Offering Price $100.00
Spread 1.25%
Cost $87,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.71%
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 3/2/2017
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 10,000
Offering Price $100.00
Spread 1.25%
Cost $10,000.00
Dealer Executing Trade Suntrust Bank
% of Offering 2.71%
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 3/2/2017
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
Cusip/ISIN/Sedol 382550BG5
Bonds 5/18/1927
Offering Price $100.00
Spread 1.25%
Cost $10,000
Dealer Executing Trade UBS Securities LLC
% of Offering 2.71%
synd_list BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Trade Date 3/2/2017
Issuer Ladder Capital Finance Holdings LLP and Laddar Capital Finance Corporation (LADCAP 5.25% March 15, 2022 144A)
Cusip/ISIN/Sedol 505742AF3
Bonds 9/26/2184
Offering Price $100.00
Spread 1.25%
Cost $104,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.13%
synd_list BAML,BARCS,CITI,DB,JPM,USB,WFC
Trade Date 3/3/2017
Issuer CyrusOne LP and CyrusOne Finance Corp. (CONE 5.00% March 15, 2024 144A)
Cusip/ISIN/Sedol 23283PAE4
Bonds 3400000.00%
Offering Price $100.00
Spread 1.10%
Cost $34,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.30%
synd_list BAML,BARCS,DB,GS,JEFLLC,JPM,KEYBCM,MS,RBCCM,STIFEL,SUN,TDSECS
Trade Date 3/3/2017
Issuer CyrusOne LP and CyrusOne Finance Corp. (CONE 5.375% March 15, 2027 144A)
Cusip/ISIN/Sedol 23283PAH7
Bonds $19,000.00
Offering Price $100.00
Spread 1.10%
Cost $19,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.24%
synd_list BAML,BARCS,DB,GS,JEFLLC,JPM,KEYBCM,MS,RBCCM,STIFEL,SUN,TDSECS
Trade Date 3/3/2017
Issuer LPL Holdings Inc (LPLA 5.75% September 15, 2025 144A)
Cusip/ISIN/Sedol 50212YAB0
Bonds 11200000.00%
Offering Price $100.00
Spread 0.75%
Cost $112,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering 6.18%
synd_list BAML,CITFIN,CITI,CS,GS,JPM,MS,SUN,WFC
Trade Date 3/6/2017
Issuer Olin Corporation (OLN 5.125% September 15, 2027)
Cusip/ISIN/Sedol 680665AJ5
Bonds 150,000
Offering Price $100.00
Spread 1.25%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 5.08%
synd_list BAML,CITI,JPM,MUFG,PNCFIN,SCOTIA,SMFGRP,TDSECS,WFC
Trade Date 03/07/17
Issuer Beazer Homes USA (BZH 6.75% March 15, 2025 144A)
Cusip/ISIN/Sedol 07556QBL8
Bonds $45,000
Offering Price $100.00
Spread 1.50%
Cost $45,000.00
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.81%
synd_list CS,DB,GS,JPM
Trade Date 03/07/17
Issuer Community Health Systems, Inc. (CYH 6.25% March 31, 2023)
Cusip/ISIN/Sedol 12543DAY6
Bonds 19400000.00%
Offering Price $100
Spread 1.55%
Cost $194,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.18%
synd_list BAML,BBVA,CACIB,CITI,CS,DB,FIFTHI,GS,JPM,MS,RBCCM,REGFIN,SCOTIA,SUN,UBS,WFC
Trade Date 03/07/17
Issuer Crestwood Midstream Partners LP and Crestwood Midstream Finance Corp. (CMLP 5.75% April 1, 2025 144A)
Cusip/ISIN/Sedol 226373AM0
Bonds 14500000.00%
Offering Price $100
Spread 1.50%
Cost $145,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.79%
synd_list BAML,CITI,JPM,SUN,WFC
Trade Date 03/07/17
Issuer Hilton Worldwide Finance LLC (HLT 4.625% April 1, 2025 144A)
Cusip/ISIN/Sedol 432891AG4
Bonds $93,000.00
Offering Price $100.00
Spread 1.25%
Cost $93,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 3.66%
synd_list BAML,BARCS,DB,GS,JPM,MS,WFC
Trade Date 3/7/2017
Issuer Hilton Worldwide Finance LLC (HLT 4.875% April 1, 2027 144A)
Cusip/ISIN/Sedol 432891AJ8
Bonds 46,000
Offering Price $100.00
Spread 1.25%
Cost $46,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 2.75%
synd_list BAML,BARCS,DB,GS,JPM,MS,WFC
Trade Date 3/7/2017
Issuer Sonic Automotive Inc (SAH 6.125% Marc h15, 2027 144A)
Cusip/ISIN/Sedol 83545GAY8
Bonds 46,000
Offering Price $100.00
Spread 1.25%
Cost $46,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.52%
synd_list BAML,JPM,WFC
Trade Date 3/8/2017
Issuer Cott Holdings Inc. (BCBCN 5.50% April 1,2025 144A)
Cusip/ISIN/Sedol 221644AA5
Bonds 171,000
Offering Price $100.00
Spread 1.25%
Cost $171,000.00
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.08%
synd_list BAML,DB,JPM,PNCFIN,WFC
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A)
Cusip/ISIN/Sedol 02406PAP5
Bonds 7/21/2113
Offering Price $100.00
Spread 1.50%
Cost $78,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 3.58%
synd_list BARCS,CITI,JPM,RBCCM
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A)
Cusip/ISIN/Sedol 02406PAS9
Bonds 14400000.00%
Offering Price $100.00
Spread 1.50%
Cost $144,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 7.38%
synd_list BARCS,CITI,JPM,RBCCM
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A)
Cusip/ISIN/Sedol 91911KAJ1
Bonds $87,000.00
Offering Price $100.00
Spread 1.13%
Cost $87,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 2.21%
synd_list BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A)
Cusip/ISIN/Sedol 91911KAK8
Bonds 18800000.00%
Offering Price $100.00
Spread 1.13%
Cost $188,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 3.83%
synd_list BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Trade Date 3/10/2017
Issuer The New Home Company Inc. (NWHM 7.25% April 1, 2022 144A)
Cusip/ISIN/Sedol 645370AA5
Bonds 201,000
Offering Price $98.96
Spread 1.75%
Cost $198,912
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 8.83%
synd_list CITI,CS,JPM,USB
Trade Date 03/13/17
Issuer T-Mobile USA Inc (TMUS 5.125% April 15, 2025)
Cusip/ISIN/Sedol 87264AAS4
Bonds $141,000
Offering Price $100.00
Spread 0.16%
Cost $141,000.00
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.10%
synd_list BARCS,CITI,DB,JPM
Trade Date 03/13/17
Issuer T-Mobile USA Inc (TMUS 5.375% April 15, 2027)
Cusip/ISIN/Sedol 87264AAT2
Bonds 9500000.00%
Offering Price $100
Spread 0.16%
Cost $95,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 3.41%
synd_list BARCS,CITI,DB,JPM
Trade Date 03/15/17
Issuer Eagle II Acquisition Company LLC (ERI 6.00% April 1, 2025 144A)
Cusip/ISIN/Sedol 27003BAA3
Bonds $25,000.00
Offering Price $100.00
Spread 1.75%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.98%
synd_list CAPFIN,JPM,KEYBCM,MQB,SUN,USB
Trade Date 3/16/2017
Issuer Gartner Inc (IT 5.125% April 1, 2025 144A)
Cusip/ISIN/Sedol 366651AB3
Bonds 136,000
Offering Price $100.00
Spread 1.50%
Cost $136,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 4.43%
synd_list BAML,CITFIN,GS,JPM,PNCFIN,SUN,TDSECS,USB,WFC
Trade Date 3/17/2017
Issuer Kraton Polymers LLC and Kraton Polymers Capital (KRA 7.00% April 15, 2025 144A)
Cusip/ISIN/Sedol 50077DAE4
Bonds 118,000
Offering Price $100.00
Spread 1.50%
Cost $118,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.37%
synd_list CS,DB,JPM,NOMURA
Trade Date 3/21/2017
Issuer Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A)
Cusip/ISIN/Sedol 235822AB9
Bonds 104,000
Offering Price $100.00
Spread 1.25%
Cost $104,000.00
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 8.80%
synd_list BAML,BARCS,CITI,GS,JPM,RBCCM,UBS
Trade Date 3/21/2017
Issuer Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A)
Cusip/ISIN/Sedol 235822AB9
Bonds 2/11/1930
Offering Price $100.00
Spread 1.25%
Cost $11,000
Dealer Executing Trade UBS Securities LLC
% of Offering 8.80%
synd_list BAML,BARCS,CITI,GS,JPM,RBCCM,UBS
Trade Date 3/30/2017
Issuer CCO Holdings LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A)
Cusip/ISIN/Sedol 1248EPBT9
Bonds 7000000.00%
Offering Price $100.50
Spread 0.88%
Cost $70,350
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 0.90%
synd_list CITI, CS, DB, GS, ML, UBS, WELLS, CREDIT AG, JPM, LEBENTHAL, LIONTREE, MISCHLER, MIZUHO SEC, MS, MUFG SEC, RBC CAP, SAMUEL RAMIREZ, SCOTIA CAP,  SMBC NIKKO, SUNTRUST, TD, US BANCORP, WILLIAMS CAP
Trade Date 3/30/2017
Issuer Six Flags Entertainment (SIX 4.875% July 31, 2024 144A)
Cusip/ISIN/Sedol 83001AAB8
Bonds $107,000.00
Offering Price $99.000
Spread 1.13%
Cost $105,930
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 1.91%
synd_list BAML,BARCS,BBVA,GS,HSBCL,JPM,WFC
Trade Date 03/31/17
Issuer Videotron Ltd (QBRCN 5.125% April 15, 2027 144A)
Cusip/ISIN/Sedol 92660FAK0
Bonds 53,000
Offering Price $100.00
Spread 0.96%
Cost $53,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 4.28%
synd_list CITI, ML, SCOTIA CAP, TD SEC, BMO CAP, CIBC, DSJARDINS SEC, HSBC, JPM, LAURENTIAN BANK, MIZUHO, MUFG SEC, NATIONAL BANK OF CANADA, RBC CAP,
Trade Date 04/10/17
Issuer Cedar Fair, L.P. (FUN 5.375% April 15,2027 144A)
Cusip/ISIN/Sedol 150190AA4
Bonds 35,000
Offering Price $100.00
Spread 1.40%
Cost $35,000
Dealer Executing Trade UBS Securities LLC
% of Offering 2.18%
synd_list FIFTHI,JPM,KEYBCM,UBS,WFC
Trade Date 4/10/2017
Issuer Cenovus Energy Inc (CVECN 4.25% April 15, 2027 144A)
Cusip/ISIN/Sedol 15135UAL3
Bonds 55,000
Offering Price $99.983
Spread 0.65%
Cost $54,991
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.35%
synd_list BAML,BARCS,CS,JPM,MUFG,RBCCM
Trade Date 04/12/17
Issuer Tennant Company (TNC 5.625% May 1, 2025 144A)
Cusip/ISIN/Sedol 880345AA1
Bonds 89,000
Offering Price $100.00
Spread 1.50%
Cost $89,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering 2.91%
synd_list GS,JPM
Trade Date 04/19/17
Issuer Lennar Corporation (LEN 4.50% April 30, 2024)
Cusip/ISIN/Sedol 526057BZ6
Bonds 111,000
Offering Price $100.00
Spread 0.65%
Cost $111,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 2.66%
synd_list BAML,CITI,DB,FIFTHI,GS,JPM,MIZUHO,RBCCM,WFC
Trade Date 04/20/17
Issuer Booz Allen Hamilton Inc (BAH 5.125% May 1, 2025 144A)
Cusip/ISIN/Sedol 099500AA8
Bonds 65,000
Offering Price $100.00
Spread 1.25%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 2.65%
synd_list BAML,GS,JPM,SMFGRP,WFC
Trade Date 04/20/17
Issuer Nustar Logistics LP (NSUS 5.625% April 28, 2027)
Cusip/ISIN/Sedol 67059TAE5
Bonds 97,000
Offering Price $100.00
Spread 1.00%
Cost $97,000
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering 6.00%
synd_list BARCS,BBVA,BNPP,CITI,COMER,JPM,MIZUHO,MUFG,PNCFIN,SCOTIA,SMFGRP,SUN,USB
Trade Date 04/20/17
Issuer EW Scripps Company (SSP 5.125% May 15, 2025 144A)
Cusip/ISIN/Sedol 811054AG0
Bonds 53,000
Offering Price $100.00
Spread 1.50%
Cost $53,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 3.81%
synd_list BAML,JPM,SUN,WFC
Trade Date 04/24/17
Issuer Uniti Group Inc. (UNIT 7.125% December 15, 2024 144A)
Cusip/ISIN/Sedol 91326LAA7
Bonds 97,000
Offering Price $100.50
Spread 1.50%
Cost $97,485
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 5.49%
synd_list BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM
Trade Date 05/01/17
Issuer USG Corp (USG 4.875% June 1, 2027 144A)
Cusip/ISIN/Sedol 903293BE7
Bonds 79,000
Offering Price $100.00
Spread 1.25%
Cost $79,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.56%
synd_list BAML,CITI,GS,JPM,USB,WFC
Trade Date 05/03/17
Issuer 1011778 B.C. Unlimited Liability Company and New Red Finance Inc. (BCULC 4.25% May 15, 2024 144A)
Cusip/ISIN/Sedol 68245XAC3
Bonds 238,000
Offering Price $100.00
Spread 0.56%
Cost $238,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 2.47%
synd_list BAML,JPM,MS,RBCCM,WFC
Trade Date 05/09/17
Issuer CHS/Community Health Systems Inc. (CYH 6.25% March 31, 2023)
Cusip/ISIN/Sedol 12543DAY6
Bonds 70,000
Offering Price $101.75
Spread 1.57%
Cost $71,225
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.26%
synd_list BAML,BBVA,CACIB,CITI,CS,DB,FIFTHI,GS,JPM,MS,RBCCM,REGFIN,SCOTIA,SUN,UBS,WFC
Trade Date 05/09/17
Issuer The Chemours Company (CC 5.375% May 15, 2027)
Cusip/ISIN/Sedol 163851AE8
Bonds 68,000
Offering Price $99.051
Spread 1.00%
Cost $67,355
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.06%
synd_list BARCS,CITI,CS,HSBCL,JPM,MIZUHO,RBCCM,TDSECS